                                                 SCHEDULE 14A
                                                (RULE 14a-101)

                                   INFORMATION REQUIRED IN PROXY STATEMENT

                                           SCHEDULE 14A INFORMATION
                               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                       SECURITIES EXCHANGE ACT OF 1934

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[ ]   Soliciting Material Pursuant to Rule 14a-12

                                          THE FIRST BANCSHARES, INC.
              ----------------------------------------------------------------------------------
                               (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                             The First Bancshares, Inc.

                                      Notice of Annual Meeting of Shareholders
                                             to be held on May 27, 2004

Dear Fellow Shareholder:

         We cordially invite you to attend the 2004 Annual Meeting of Shareholders of The First Bancshares,
Inc., the holding company for The First,  A National Banking Association, formerly The First National Bank
of South Mississippi and First National Bank of the Pine Belt.   In January, 2004, the two banks were
consolidated to form one bank, The First, A National Banking Association.   At the meeting, we will report
on our performance in 2003 and answer your questions.  We are excited about our accomplishments in 2003 and look forward to discussing both our accomplishments and our plans with you.  We hope that you can attend the meeting and look forward to seeing you there.

         This letter serves as your official notice that we will hold the meeting on Thursday, May 27, 2004 at 5:00 p.m. at our main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the
following purposes:

         1.       To elect seven (7)  members to the Board of Directors; and

         2.       To transact any other business that may properly come before the meeting or any adjournment of the meeting.

         Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.

         Shareholders owning our common stock at the close of business on April 8, 2004 are entitled to attend and vote at the meeting.  A complete list of these shareholders will be available at the company's offices prior to the meeting.

         Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting.  Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

                                                              By Order of the Board of Directors,

                                                              /s/ David E. Johnson

                                                              David E. Johnson
                                                              Chairman and Chief Executive Officer

Dated and Mailed  on or about April 22, 2004
Hattiesburg, Mississippi

The First Bancshares, Inc. 6480 U.S. Highway 98 West Hattiesburg, Mississippi 39402 Proxy Statement for Annual Meeting of Shareholders to be Held on May 27, 2004 INTRODUCTION Date, Time, and Place of Meeting

The Annual Meeting of Shareholders of The First Bancshares, Inc. (the “Company”) will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, May 27, 2004, at 5:00 p.m., local time, or any adjournment(s) thereof (the “Meeting”), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 22, 2004.

Record Date; Voting Rights; Vote Required

The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is April 8, 2004 (the “Record Date”). Only holders of the Company’s common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 1,165,165 shares of the Company’s common stock issued and outstanding, each of which is entitled to one vote.

In the election of directors, the seven (7) nominees for director receiving a plurality of the votes cast at the Meeting, in person or by proxy, shall be elected. This means the seven (7) nominees receiving the highest number of votes will be elected. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Proxies

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under “Election of Directors” and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the shareholder is present and elects to vote in person.

ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class III directors will expire at the Meeting. The terms of the Class I directors will expire at the 2005 Annual Shareholders’ Meeting. The terms of the Class II directors will expire at the 2006 Annual Shareholders’ Meeting. Our directors and their classes are:

                Class I                                Class II                             Class III
                -------                                --------                             ---------
            Perry E. Parker                        David E. Johnson                   David W. Bomboy, M.D.
             Ted E. Parker                         Trent A. Mulloy                       E. Ricky Gibson
           Dennis L. Pierce                      Andrew D. Stetelman                     Fred A. McMurry
         J. Douglas Seidenburg                     Ralph T. Simmons                  M. Ray (Hoppy) Cole, Jr.
              A. L. Smith                        Charles R. Lightsey                  Gerald Claiborne Patch
          Gregory H. Mitchell
Nominees for Class III Director

At the Meeting, shareholders will elect six (6) nominees as Class III directors to serve a three-year term, expiring at the 2007 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class III directors are listed below. Each nominee with the exception of Peeler G. Lacey, M.D., currently serves as a Class III director.

                                                   Class III
                                                   ---------
                                             David W. Bomboy, M.D.
                                                E. Ricky Gibson
                                                Fred A. McMurry
                                            M. Ray (Hoppy) Cole, Jr.
                                             Gerald Claiborne Patch
                                             Peeler G. Lacey, M.D.
Nominee for Class II Director

Shareholders will also elect one (1) nominee as Class II director to serve a two year term, expiring at the 2006 Annual Meeting of Shareholders, or until his successor is elected and qualified. The Nominee for Class II director is listed below:

                                                   Class II
                                                   ---------
                                             William M. Renovich, Jr.

Set forth below is certain information about the nominees:

David W. Bomboy, M.D., 57, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopaedics in southern Mississippi for more than 20 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and served as past president of the Mississippi Orthopedic Society. He is the past president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of the bank.

E. Ricky Gibson, 47, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He is active in the Parkway Heights United Methodist Church. Mr. Gibson has been a director of the Company since 1995 and is also a director of the bank.

Fred A. McMurry, 39, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with 21 years of experience in this family-owned business. He also serves on the Advisory Board of the Mississippi Pest Control Association as well as on the Board of the Mississippi Business and Finance Committee. In addition, he is President of West Oaks, LLC and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of the bank.

M. Ray (Hoppy) Cole, 42, currently serves as President of the Picayune branch of the bank. Prior to joining the bank in September of 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President of the Laurel office. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor's and Master's Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. Mr. Cole is serving his second term as a director of Company. He served from 1998 to 1999, and then from 2001 through the present. He also served as a director of our Laurel Bank prior to consolidation and currently serves on the board of the bank.

Gerald C. Patch, 50, is an attorney with the law firm of Stewart, Burks, Carroll & Patch, PLLC, in Picayune, Mississippi. Mr. Patch is a 1971 graduate of Picayune Memorial High School; a 1975 graduate of Mississippi State University with a B.S. Degree in Business Management; and a 1978 graduate of the University of Mississippi School of Law. He practiced law in Picayune from 1978 until 1984 when he joined a law firm in Titusville, Florida from 1984 until 1993. While in Picayune, he served as a member of the Picayune City Council, the Board of Directors for the Picayune Chamber of Commerce, and as City Judge in Poplarville. Prior to his association with Stewart, Burks, Carroll & Patch, PLLC, Mr. Patch resided in Branson, Missouri from 1993 until late 2001 where he served as president of Ozark Laundry, Inc., a company that specialized in wet garment processing for clothing manufacturers. He presently serves as attorney for the Picayune School District School Board; on the advisory board for Coast Electric Power Association and the board of directors for Millbrook Golf & Country Club. In addition to serving on the advisory board of directors for The First, Mr. Patch has served on the board of directors of the Company since 2003 and is also a director of the bank.

Peeler G. Lacey, M.D., 49, is partner in Radiology Associates, P.A. in Laurel, MS and has practiced Diagnostic Radiology in South Mississippi for more than 20 years. After graduating from Emory University in Atlanta, Georgia in 1975, he earned his M.D. degree from the University of Mississippi Medical School in 1979. He completed his Diagnostic Radiology residency at the University of Mississippi Medical Center in 1983, and is a Diplomat of the American Board of Radiology. Dr. Lacey is a member of the American College of Radiology, American Medical Association, Mississippi State Medical Association, Radiological Society of North America, American Roentgen Ray Society, Southern Radiology Society, and the South Mississippi Medical Society. He is the past president of the Medical Staff at South Central Regional Medical Center in Laurel and is the past president of the South Mississippi Medical Society. He is an active member of the First Baptist Church of Laurel where he teaches Sunday school and is a deacon. He has served as chairman of the Deacons, chairman of the Personnel Committee and chairman of the Missions Committee. He is a member of the Executive Board of the Pine Burr Area Council of the Boy Scouts of America. Dr. Lacey has served as chairman of the Pine Burr Area Council of the National Eagle Scout Association and as past chairman of the Chickasawhay District of the Boy Scouts of America.

William M. Renovich, Jr., 56, is the Executive Vice President of the Company and the President of our Laurel branch. He graduated from the University of Mississippi in 1970 with a B.B.A. and in 1972 with a Masters of Urban and Regional Planning. Mr. Renovich began his banking career in 1979 with the Bank of Laurel, serving as an assistant vice president. After leaving the Bank of Laurel in 1984, he joined Deposit Guaranty National Bank where he served as vice president and commercial lender and later as senior vice president and senior commercial lender. In 1988, Mr. Renovich was named community bank president of Deposit Guaranty - Laurel where he was responsible for all business development, commercial loans, and overall management of five Deposit Guaranty National Bank locations in Jones County. He has been active in numerous civic organizations, including the Economic Development Authority of Jones County, the Rotary Club, the American Heart Association, the Laurel Downtown Association, the Mississippi Bankers Association, the American Red Cross, the Salvation Army, the United Way, and the Ole Miss Alumni Board of Directors. Mr. Renovich is a member of the Westminster Presbyterian Church and is a native of Meridian, Mississippi.

Unless authority is expressly withheld, the proxy holder will vote the proxies received by him for the nominees for director listed above. Although each nominee has consented to being named in the Proxy Statement and to serve if elected, if any nominee should, prior to the Meeting, declare or become unable to serve as a director, the proxies will be voted by the proxy holder for such other persons as may be designated by the present Board of Directors.

The Board of Directors Unanimously Recommends that Shareholders
Vote for the Election of all the Nominees.

Information About Class I and II Directors and Executive Officers

Set forth below is also information about each of the Company’s other directors and each of its executive officers.

Perry Edward Parker, 38, graduated from Pearl River Junior College in 1983 and the University of Southern Mississippi in 1985. He graduated from the University of Chicago Graduate School of Business in 1989 with an M.B.A. in Finance. While attending school in Chicago he worked for Goldman Sachs & Company on the Chicago Mercantile Exchange. Mr. Parker became a member of the Exchange in 1990. In 1991, he became a currency option trader for Goldman Sachs & Company. In 1995 Mr. Parker became employed by Deutsche Bank in London. In 1998 he relocated to New York and in January, 2001 he assumed his current position as Managing Director in charge of Foreign Exchange Trading in New York. Mr. Parker has been a director of the Company since 1995.

Ted E. Parker, 44, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for the past 20 years and is the owner of Highlander Laundry Center. He was selected as Lamar County Young Farmer and Rancher for 1993 and served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen’s Association, the Texas Cattle Feeders Association, and the Seminary Baptist Church. Mr. Parker was born in 1960 in Hattiesburg, Mississippi. Mr. Parker has been a director of the Company since 1995 and is also a director of the bank.

         Dennis L. Pierce, 46, is president of Dennis Pierce, Inc., a real estate development company in Hattiesburg, Mississippi, and the owner and president of PierCon, Inc. of Hattiesburg, a general contracting firm. Through PierCon, Mr. Pierce is responsible for several commercial construction jobs, and he is also involved in numerous commercial ventures. Mr. Pierce is a director and national representative of the Hattiesburg Homebuilders Association, and a director of the North Lamar Water Association. Since 1995, he has been a member and broker with the Hattiesburg Board of Realtors. He attended the University of Southern Mississippi. He was born in 1957 in Hattiesburg, Mississippi. Mr. Pierce has been a director of the Company since 1995 and is also a director of the bank.

         J. Douglas Seidenburg, 44, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 20 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John's Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and served as director of the Laurel Bank prior to consolidation. He currently serves on the Laurel Advisory Board and on the bank board.

         A. L. "Pud" Smith, 75, was born in 1929 in Brooklyn, Mississippi. Before attending the University of Southern Mississippi, Mr. Smith was in the military. He entered the petroleum business in 1960, starting with a service station, and today he is owner and manager of A.L. Smith Oil Company, Inc., a wholesale and retail petroleum products company. Mr. Smith's community activities range from being the Mayor of the City of Lumberton, past president of the Jaycee's, past president of the Lion's Club, and a member of the Rotary Club (a Paul Harris Fellow). He is an active member of the First Baptist Church of Lumberton where he is a deacon and has been a member of the finance committee for 30 years. Mr. Smith has been a director of the Company since 1995 and is also a director of the bank.

Gregory H. Mitchell, 63, serves as the Mayor of Picayune, Mississippi, and also serves as procurement manager for Mississippi Space Services at Stennis Space Center. Mr. Mitchell is a member of Salem Baptist Church, the National Management Association (NMA), the Board of Trustees for Pearl River Community College, the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development; and the Executive Committee, Mississippi Municipal League. Mr. Mitchell has been a director of the Company since 2003 and also serves on the Picayune Advisory Board and on the board of the bank.

David E. Johnson, 50, is the President, Chief Executive Officer, and Chairman of the Board of the Company. Mr. Johnson, a native of Laurel, Mississippi, received a B.S. degree in Agricultural Economics in 1975 and an M.B.A. degree, with emphasis in Finance, in 1977 from Mississippi State University. In 1990, he graduated from the University of Oklahoma Commercial Lending and Graduate School. Mr. Johnson has completed various OMEGA lending courses and has taught a course at the University of Mississippi School of Banking. From 1993 to 1994, he served as chairman of the Southern Mississippi Group of Robert Morris & Associates. From 1987 to 1995, Mr. Johnson was with Sunburst Bank, now merged with Union Planters National Bank, as senior lender for the Hattiesburg branch and later as senior lender and credit administrator for southern Mississippi. He was responsible for approving loans and maintaining the credit quality of a $250 million portfolio of consumer, mortgage, and commercial loans. Currently, he is a member of First Baptist Church of Hattiesburg, the Hattiesburg Racquet Club, and a director of the Hattiesburg Rotary Club. He is a Director of the New Orleans Branch of the Atlanta Federal Reserve Bank, has served as a Director of the Area Development Partnership, and is on the Advisory Board for the Business School at the University of Southern Mississippi. He is a National Director of the Independent Community Bankers of America. Mr. Johnson has also headed the Lamar County Chamber of Commerce. Mr. Johnson was born in Laurel, Mississippi in 1953. Mr. Johnson has been a director of the Company since 1995 and is also a director of the bank.

         Trent A. Mulloy, 32, is a native of Laurel, Mississippi and is the fourth generation of his family to work in the family-owned, Laurel Machine and Foundry Company. He was promoted to vice president in the first quarter of 1997 at Laurel Machine and Foundry Company. He was elected to the Board of Mississippi Manufacturer's Association in 2003. Mr. Mulloy is a member of the One Hundred Club of Jones County and attends St. John's Episcopal Church in Laurel, Mississippi. Mr. Mulloy is also a member of the following professional societies: BIPEC, the Mississippi Economic Council, the Mississippi Manufacturer's Association, and the American Foundrymen's Society. Mr. Mulloy graduated with a B.A. degree from the University of the South in Sewanee, Tennessee. Mr. Mulloy has been a director of the company since 2000. He served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Andrew D. Stetelman, 43, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors. He presently serves as the chairman of the Hattiesburg Convention Center, is an ambassador for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman was born in 1960 in Hattiesburg, Mississippi. Mr. Stetelman has been a director of the Company since 1995 and is also a director of the bank.

Ralph T. Simmons, 71, is a retired vice president of Sunbeam-Oster Corporation, where he was employed from 1963 to 1995 as credit manager, assistant treasurer, and vice president. Mr. Simmons has served as chairman of the deacons of the First Baptist Church of Laurel, chairman of the Salvation Army, Chairman of the Red Cross, chairman of the FBLA/PBL Foundation, president of the University of Southern Mississippi World Wide Alumni District of Kiwanis International, and moderator of the Jones County Baptist Association. Mr. Simmons is also on the board of directors of the University of Southern Mississippi Foundation. Mr. Simmons is a native of Laurel, Mississippi and graduated from the University of Southern Mississippi with a B.S. degree. Mr. Simmons was a director of the Company from 1998 to 2002 and from 2003 to the present. He served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Charles R. Lightsey, 64, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner’s Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey has been a director of the Company since 2003 and served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

David O. Thoms, Jr., 59, serves as Senior Vice President and Chief of Operations for The First Bancshares, Inc., and the bank. Mr. Thoms received a BS in General Business from Mississippi State University. Mr. Thoms worked as a state Bank Examiner prior to beginning his banking career in 1969 with Commercial National Bank and Trust Company (now known as Trustmark National Bank) in Laurel, Mississippi, where he served as Vice President and Cashier and was in charge of all phases of operations. Prior to joining the Hattiesburg bank in 1998, Mr. Thoms was co-owner of Builders Supply Company of Hattiesburg, Inc. from June of 1990 through December of 1997 and Thoms Accounting Service from February 1997 through April of 1998. Mr. Thoms spent 27 years in the Mississippi Army National Guard, retiring in 1993 as a Lt. Colonel-Transportation Corp.

Information about directors who stepped down during 2003

John J. McGraw, M.D., 53, is a resident of Jefferson City, TN. He graduated from William Carey College in 1972 and earned his MD degree from University of Mississippi School of Medicine in 1978. He completed his orthopedic surgery residency in 1985. Dr. McGraw served in the U.S. Air Force in active duty from 1980 – 1987. He was Lt. Colonel in the Air National Guard, Aerospace Medicine, in Meridian, Mississippi from 1995-2000. He was an orthopedic surgeon and partner in Laurel Bone & Joint Clinic and also served as Team Physician for Jones County Junior College. He is the past president of the William Carey College Alumni Association, past president of Outstanding Alumnus, and he served on the Board of Trustees of William Carey College from 1998-2000. Dr. McGraw also served as interim pastor for West Ellisville Baptist church from 1998-1999. He was a member of the Mississippi Singing Churchmen as well as Doctors’ Four (gospel quartet). He served as president of the National Baptist Medical-Dental Fellowship in 1993 and the Program Chair in 1992 and 1999. In 2000, he was appointed by Lt. Gov. Tuck to the Mississippi Health Care Trust Fund Board. He is a diplomat, American Board of Orthopaedic Surgeons; a Fellow, American Academy of Orthopaedic Surgeons; and a past President of the Mississippi Orthopaedic Society. He served on the MS State Medical Society PAC board and served as Councilor for Mississippi, Southern Orthopaedic Association from 1994 to 1999, and has served on the Board of Trustees since 1999. He is currently Treasurer of the SOA. He served as Vice President for South MS Medical Society and was a clinical instructor for University Medical Center, Dept. of Orthopaedic Surgery. He served as Chief of Surgery, South Central Regional Medical Center in 1995. Dr. McGraw served on the board of the Company from 2002 through April of 2003, and also served on the board of the Laurel Bank. In August, 2003, Dr. McGraw moved to Jefferson City, TN, to join the Knoxville Orthopedic Clinic where he is currently on the surgical staff of St. Mary’s Health Systems (Jefferson Memorial Hospital) and Children’s Hospital, Knoxville. He is Team Orthopedic Surgeon for Carson-Newman College, NCAA Div II, South Atlantic Conference and is on the Board of Trustees for East Tennessee Fellowship of Christian Athletes. Dr. McGraw stepped down as director of the Company in April, 2003, due to the demands of his medical practice.

Dawn T. Parker, 55, earned a B.A. degree from Vanderbilt University in 1970. Prior to 1985, Ms. Parker was the president and general manager of Terra Firma Corporation, a rental and land management company in Hattiesburg, Mississippi. In addition, she has owned and operated a commercial art and sign company, Creative Services, located in Hattiesburg, and has been a partner in H.P. Cattle Co., located in Sumrall, Mississippi, for more than ten years. Ms. Parker is also president of Clear Run Cattle Co., Inc., a cattle feeding company, and vice president of First Choice Feeders, LP, a cattle feeding operation and land holding company in Abilene, Texas. Ms. Parker is a member of the Sumrall United Methodist Church and has served on the Lamar County Education Foundation Board of Directors. She was born in 1948 in Hattiesburg, Mississippi. Ms. Parker served as a director of the Company from 1995 through June of 2003 and is also served as director of the bank. Ms. Parker stepped down as director of the Company in July of 2003 due to personal reasons.

Family Relationships

         Perry E. Parker and Ted E. Parker are brothers and both are related to Dawn T. Parker, former director, through marriage. David W. Bomboy is related to Dawn T. Parker through Dr. Bomboy's wife who is a first cousin of Ms. Parker. Except for the preceding relationships, no other family relationships exist between any Director, Executive Officer, or nominee for Director.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of the Board of Directors

During 2003, each outside director of the Company received $100.00 for each meeting that was attended. Directors of The First National Bank of South Mississippi received $100.00 for each meeting that was attended and Directors of First National Bank of the Pine Belt received $125.00 for each meeting that was attended. Directors of the Corporation and both banks received $30.00 for each regular committee meeting that was attended and $100.00 for each audit committee attended. If a director did not attend a meeting, a fee was not received. Normally, Board meetings are held once monthly and committee meetings are held on an as needed basis.

Compensation of Executive Officers

The following table shows the cash compensation paid by the Company to its Chief Executive Officer and President and to its Executive Vice President, and by a subsidiary to its President, Picayune Branch and to its Senior Vice President for the years ended December 31, 2001 through 2003. No other executive officers of the Company or its subsidiaries earned total annual compensation, including salary and bonus, in excess of $100,000 in 2003.

Summary Compensation Table

                                                                          Other Annual  Restricted  Securities           All Other
                                                                          Compensation    Stock    ($Underlying   LTIP    Compensa-
    Name & Principal Position                Year    Salary ($)  Bonus ($)   ($)(1)     Award(s)     Options(#) Payouts($) tion ($)
    -------------------------                ----    ---------   -------- ------------  ----------  ----------- --------- ---------

David E. Johnson
   President and Chief Executive Officer     2003    $132,812    $31,788       0            0          0          0          0
                                             2002     111,275     20,971       0            0          0          0          0
                                             2001      99,672     36,702       0            0          0          0          0

William M. Renovich, Jr.                     2003     $94,385    $10,000       0            0          0          0          0
     Executive Vice President                2002      91,194      9,018       0            0          0          0          0
                                             2001      90,176      9,018       0            0          0          0          0

M. Ray Cole, Jr.                             2003    $124,400          0       0            0          0          0          0
       President, Picayune Branch            2002      30,412          0       0            0          0          0          0
       The First National Bank               2001           0          0       0            0          0          0          0
       of South MS

Canda S. Olmi
        Senior Vice President                2003     $70,015          0     $81,544*       0          0          0          0
        The First National Bank              2002      65,669          0      43,959*       0          0          0          0
        of South MS                          2001      53,619          0      48,175*       0          0          0          0

*Other annual compensation is in the form
of commissions received by Ms. Olmi in
the course of service as Senior Vice
President of The First National Bank of
South MS
Option Grants

No stock options were granted during 2003 to the executive officers named in the Summary Compensation Table.

Option Exercises and Year End Values

The following table provides information as to the options exercised during 2003, and the unexercised options to purchase the Company’s common stock previously granted to the executive officers named in the Summary Compensation Table and held by them at the end of 2003.

                             OPTIONS EXERCISED IN 2003 AND YEAR END OPTION VALUE

                                                                             Number of
                                                                       Securities Underlying
                             Shares Acquired on                         Unexercised Options           Value of Unexercised
                                  Exercise            Value                 At Year End              In the Money Options
          Name                    in 2003(#)        Realized($)      Exercisable/Unexercisable       At Year End ($)(1)(2)
-------------------------    ------------------     -----------      -------------------------       ----------------------

David E. Johnson                      0                   0                 54,980/0                          $262,135
      President and Chief
      Executive Officer

William M. Renovich, Jr.              0                   0                 12,438/0                            31,095
      Executive VP

M. Ray Cole, Jr.                      0                   0              2,715/2,000                             4,288
      President,
      Picayune

Canda S. Olmi                         0                   0                    750/0                             1,875
      SVP, Mortgage

(1)      All stock options granted under the 1997 Stock Option Plan are vested and exercisable as follows:  one-third of the options granted were exercisable on 3-18-98; one-third of the options granted were exercisable on 3-18-99;
one-third of the options granted were exercisable on 3-18-2000.  All stock options granted under the 1999 Stock
Incentive Plan are vested and exercisable as follows:  one-third of the options granted were exercisable on
4-15-2000; one-third of the options were exercisable on 4-15-2001; and the remaining one-third of the options granted were exercisable on 4-15-02.

(2)      Based on the price at which recent sales have been made, of which the Board is aware, of $17.50.

Employment Agreements

The Laurel bank entered into an employment agreement with William M. Renovich, Jr. as its President and Chief Executive Officer, for a term which expires in January, 2005. Mr. Renovich is eligible under his employment agreement to participate in management incentive or long-term incentive programs and to receive annual cash bonus payments up to 20% of his base salary, based upon achievement criteria established by the Board of Directors, and subject to the discretion of the Board of Directors (with Mr. Renovich abstaining from the vote to determine his bonus).

In the event that the Company terminates his employment without cause, the Company will be obligated to continue Mr. Renovich’s current monthly base salary for an additional 12 month period. In addition, after a change of control, Mr. Renovich will have the option of receiving, within thirty days of the change of control, a lump sum severance compensation equal to his current annual base salary plus any reimbursement of expenses due him under his agreement. Furthermore, the Company must remove any restrictions on his outstanding incentive awards so that all such awards vest immediately.

The employment agreement provides that following termination of Mr. Renovich’s employment with the Company and for a period of twelve months thereafter, he may not (i) be employed in the banking business as a director, officer, or organizer, or promoter of, or consultant to, or acquire more than a 1% passive investment in, any financial institution within a radius of 50 miles from any office of the Laurel bank or the Company, (ii) solicit customers of the Company or its affiliates for the purpose of providing financial services, or (iii) solicit employees of the Company or its affiliates for employment.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of April 8, 2004.

          Name and Address of             Amount and Nature of         Right to
           Beneficial Owner             Beneficial Ownership(1)        Acquire(2)       Percent of Class(3)
          -------------------           -----------------------        ----------       -------------------

   David W. Bomboy, M.D.                           26,250               4,450                 2.38%
   17 Brighton Court
   Hattiesburg, MS 39402

   M. Ray (Hoppy) Cole                              6,667               2,715                 0.73%
   607 Briarwood Lane
   Picayune, MS 39466

   E. Ricky Gibson                                 18,770               4,450                 1.80%
   127 W. Canebrake Blvd.
   Hattiesburg, MS 39402

   David E. Johnson                                19,248              54,980                 5.77%
   108 Greenwood Place
   Hattiesburg, MS 39402

   Fred A. McMurry                                 21,797               4,450                 2.04%
   42 Johnie McMurry Rd.
   Hattiesburg, MS 39402

   Trent A. Mulloy                                 10,000               1,715                  .91%
   63 Northgate Drive
   Laurel, MS 39440

   Dawn T. Parker                                  38,460               4,450                 3.34%
   2406 Purvis-Oloh Road
   Sumrall, MS 39482

   Perry E. Parker                                 43,167               4,450                 3.70%
   22 W. 66th Street
   New York, NY 10023

          Name and Address of             Amount and Nature of         Right to
           Beneficial Owner             Beneficial Ownership(1)        Acquire(2)       Percent of Class(3)
          -------------------           -----------------------        ----------       -------------------

   Ted E. Parker                                   12,500               4,450                 1.32%
   165 Herbert Trigg Rd.
   Seminary, MS 39479

   Dennis L. Pierce                                13,585               4,450                 1.40%
   23 Liberty Place
   Hattiesburg, MS 39402

   William M. Renovich, Jr.                         8,334              12,438                 1.61%
   4 Bay Circle Drive
   Laurel, MS 39440

   J. Douglas Seidenburg                           10,000               1,715                  .91%
   18 Lakeland Drive
   Laurel, MS 39440

   A. L. Smith                                     11,000               4,450                 1.20%
   P. O. Box 124
   Lumberton, MS 39455

   Andrew D. Stetelman                             11,252               4,450                 1.22%
   104 Kirkwood Dr.
   Hattiesburg, MS 39402

   John J. McGraw, M.D.                            10,000               1,715                  .91%
   18 Griffin Drive
   Ellisville, MS 39437

   David O. Thoms, Jr.                              2,700                 250                  .23%
   45 Oak Crest Drive
   Laurel, MS 39440

   Ralph T. Simmons                                16,867               1,715                 1.44%
   1808 7th Avenue
   Laurel, MS 39440

   Charles R. Lightsey                             14,000               1,715                 1.22%
   2216 Old Bay Springs Road
   Laurel, MS 39440

          Name and Address of             Amount and Nature of         Right to
           Beneficial Owner             Beneficial Ownership(1)        Acquire(2)       Percent of Class(3)
          -------------------           -----------------------        ----------       -------------------

   Gregory H. Mitchell                               600                    0                   .05%
   1200 Third Avenue
   Picayune, MS 39466

   Gerald Claiborne Patch                            200                    0                   .02%
   38 Eldridge Patch Road
   Picayune, MS 39466

   Peeler G. Lacey, M.D.                          23,000                1,715                  1.92%
   2432 Ridgewood Drive
   Laurel, MS 39440

   Canda S. Olmi                                   1,268                  750                   .16%
   126 Bent Creek
   Hattiesburg, MS 39402

   Executive Officers, Directors,                   319,665          121,473                  34.28%
   and Nominees as a
   group

-------------------
(1)      Includes shares for which the named person:
         -    has sole voting and investment power,
         -    has shared voting and investment power with a spouse, or
         -    holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

         Does not include shares that may be acquired by exercising stock options.

(2)      Includes shares that may be acquired within the next 60 days by exercising vested stock options but does not include any other stock options.

(3)      Determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options.  Calculated based on
         1,165,165 shares outstanding plus outstanding stock options in the amount of 121,423 shares.
-------------------

Stock Ownership of Principal Stockholders

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by each person who is known to the Board of Directors to beneficially own five percent (5%) or more of the outstanding common stock as of April 8, 2004.

           Name and Address of                Amount and Nature of                            Percent of
             Beneficial Owner                 Beneficial Ownership       Right to Acquire     Class (%)
           -------------------                --------------------       ----------------     -----------

  Nick D. Welch                                      68,890                    1,715              5.49%
  P. O. Box 6305
  Laurel, MS 39441
ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS
Meetings of the Board of Directors

During the year ended December 31, 2003, the Board of Directors of the Company held twelve meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served, except: Ricky Gibson.

Committees of the Board of Directors

The Company’s Board of Directors has appointed one committee which is the Nominating Committee. The Company does not have a Compensation Committee, however, the Hattiesburg bank and the Laurel bank each have a Personnel Committee, which performs the functions of a compensation committee.

The Audit Committee of the Company is composed of the following members: E. Ricky Gibson, Dawn T. Parker who served until her resignation, and J. Douglas Seidenburg. Effective January, 2004, Ted Parker is a member of the Audit Committee. The Audit Committee met three times during the year ended December 31, 2003. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which was attached as Exhibit “A” to the Proxy Statement for the 2003 Annual Meeting. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor’s audit plans, and reviews with the independent auditors the results of the audit and management’s responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company. The Board of Directors has determined that the members of the Audit Committee are independent. The Board of Directors has also determined that there is at least one independent audit committee financial expert, J. Douglas Seidenburg, serving on the Audit Committee, as the terms independent and audit committee financial experts are used in pertinent Securities and Exchange Commission laws and regulations.

         The Personnel Committee of each bank is responsible for establishing the compensation plans for that bank. Its duties include the development with management of all benefit plans for employees of that bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. The Personnel Committee of the Hattiesburg bank met two times during the year ended December 31, 2003, and the Personnel Committee of the Laurel bank met one time during the year ended December 31, 2003. The Personnel Committee of the Hattiesburg bank is composed of the following five members: Dawn T. Parker (until her resignation), David E. Johnson, A. L. Smith, E. Ricky Gibson and Fred A. McMurry. The Personnel Committee of the Laurel bank is composed of the following seven members: William M. Renovich, Jr., Michael Chancellor, Dr. David Rice, Ralph T. Simmons, Nick D. Welch, William Wells, and Jo Waites.

The Nominating Committee is responsible for nominating individuals for election to the Company’s Board of Directors. During 2003, in conjunction with the consolidation of the banks, the board of directors served as the nominating committee. A majority of the directors are independent. As of March, 2004, the Nominating Committee consists of Andrew Stetelman, David W. Bomboy, Ralph Simmons, Trent Mulloy, and Gerald Patch, all of whom are independent directors. The Company has adopted a Nominating Committee Charter, a copy of which is attached as Exhibit “B”. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2005 Annual Shareholders’ Meeting should be made in writing addressed to the Nominating Committee at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549 by December 23, 2004. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth in the attached Exhibit “C”.

Report of the Audit Committee

         The Audit Committee of the Company has:

         -        Reviewed and discussed the audited financial statements with management of the Company.

         -        Discussed with the independent auditors the matters required to be discussed by SAS 61.

         -        Received the written disclosures and the letter from the independent auditors required by
                  Independence Standards Board Standard No. 1, and have discussed with the independent auditors the auditors' independence.

         -        Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in Rule 4200 of the National Association of Securities Dealers.

Members of the Audit Committee:

E. Ricky Gibson
Dawn T. Parker who served until her  resignation
J. Douglas Seidenburg
As of January, 2004, Ted Parker is a member of the Audit Committee
Certain Relationships and Related Transactions

Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the Hattiesburg bank and/or the Laurel bank and have transactions with the Banks in the ordinary course of business, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Independent Public Accountants

         T. E. Lott & Company were the independent auditors for the Company during the year ending December 31, 2003, and will serve as the independent auditors to the Company for the year ending December 31, 2004. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the years ended December 31, 2003 and 2002:

                                                                                              2003             2002
                                                                                              ----             ----

Audit Fees - Audit of annual financial statements and reviews of financial
  Statements included in Forms 10-Q                                                          $48,695         $46,260

Audit Related Fees - Audits of employee benefit plans, FDICIA internal
  controls engagement and FHLB collateral agreed upon procedures                               7,215           9,175

Tax Fees - Income tax services                                                                 8,410           7,053

All other fees                                                                                 8,465           2,125
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                        $72,785         $64,613
-----------------------------------------------------------------------------------------------------------------------

The Audit Committee has adopted pre-approval policies and procedures, a copy of which are attached hereto as Exhibit “A”. One hundred percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Solicitation of Proxies

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Proposals of Shareholders

Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2005 must be received at the Company’s principal executive office no later than December 23, 2004, if it is to be included in management’s proxy statement. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company’s proxy materials.

The Company’s proxy for the year 2005 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2005 which is not received prior to March 8, 2005, at the Company’s principal executive office.

Annual Repuort

The 2003 Annual Report to shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

                                                 EXHIBIT "A"

                                          THE FIRST BANCSHARES, INC.

                             AUDIT COMMITTEE PREAPPROVAL POLICIES AND PROCEDURES

I. Purpose of Policy

Under the Sarbanes-Oxley Act of 2002 (the “Act”), and the rules of the Securities and Exchange Commission (the “SEC”), the Audit Committee of The First Bancshares’ (the “Company’s”) Board of Directors (the “Audit Committee”) is responsible for the appointment, compensation and oversight of the work of the independent auditor.

The purpose of the provisions of the Act and the SEC rules for the Audit Committee role in retaining the independent auditor is twofold. First, the authority and responsibility for the appointment, compensation and oversight of the auditor should be with directors who are independent of management. Second, any non-audit work performed by the auditor should be reviewed and approved by these independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor.

To implement the provisions of the Act, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee is adopting this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved.

II. Statement of Principles

A. Prohibited Services

The Audit Committee will not approve nor will the Company’s independent auditor perform for the Company any services that constitute Prohibited Activities as defined by the Act or by regulations promulgated by the SEC. These prohibited activities include:

(1) bookkeeping or other services related to the accounting records or financial statements of the audit client;

(2) financial information systems design and implementation;

(3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4) actuarial services;

(5) internal audit outsourcing services;

(6) management functions or human resources;

(7) broker or dealer, investment adviser, or investment banking services;

(8) legal services and expert services unrelated to the audit; and

(9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Non-Prohibited Services

The SEC’s rules establish two different approaches to pre-approving non-prohibited services. Proposed non-prohibited services may be pre-approved either by the Audit Committee agreeing to a general framework with descriptions of allowable services (“general pre-approval”) or by the Audit Committee pre-approving specific services (“specific pre-approval”).

The Company’s Audit Committee believes that the combination of these two approaches will result in an effective and efficient procedure to pre-approve services that may be performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

III. Services Subject to General Pre-approval

A. Audit Services

The annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. Audit services also include the attestation engagement for the independent auditor’s report on management’s assertion on internal controls for financial reporting. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Company structure or other items. The Audit Committee will request that the audit engagement letter with the independent auditor be addressed to the Chairman of the Audit Committee and that the Chairman of the Audit Committee execute the engagement letter on behalf of the Company.

B. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements (e.g., research and consultation regarding accounting and financial reporting transactions). Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee will grant general pre-approval to audit-related services.

C. International Assignee Administration and Tax Services

The independent auditor can provide international assignee administration and tax services, such as tax compliance, tax planning, tax advice, and expatriate support services to the Company’s expatriate population without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to international assignee administration and tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

D. Non-U.S. Income Tax Compliance Services

The independent auditor can provide non-U.S. income tax compliance services to the Company without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to the tax compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

E. Pension and Benefit Plan Consulting and Compliance Services

The independent auditor can provide pension and benefit plan consulting and compliance services to the Company without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to the pension and benefit plan consulting and compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

IV. Services Subject to Specific Pre-approval

A. Preparation of Statutory Accounts and Tax Planning Services

The Audit Committee believes that there exists the potential for impairment of auditor independence or for an overlap with prohibited services for certain tax planning services and for the preparation of non-U.S. statutory accounts. Accordingly, specific pre-approval will be required for these services in order for the Audit Committee to have an opportunity to review the scope of work to be provided by the auditor in connection with these services.

B. All Other Services

All other services not described in III. above are subject to specific pre-approval and engagement by the Audit Committee.

V. Procedures

The procedures the Audit Committee will employ in implementing this policy are as follows:

A. In advance of the October Audit Committee meeting each year, the Chief Financial Officer and the independent auditor shall jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval.

B. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year at its regularly scheduled November meeting. The fee amounts on the schedule will be updated as necessary at any subsequent Audit Committee meetings. Additional pre-approval will be required if actual fees for a service are expected to exceed 10% of the originally pre-approved amount. This additional pre-approval should be obtained in the same manner as a specific pre-approval described below.

C. If, subsequent to the general pre-approval of scheduled services by the Audit Committee, the Company would like to engage the independent auditor to perform a service not included on the general pre-approval schedule, a request should be submitted to the General Counsel and the Vice President of Internal Audit. If they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled Audit Committee meeting. If the timing for the service needs to commence before the next Audit Committee meeting, the chairman of the Audit Committee, or any other member of the Audit Committee designated by the Audit Committee, can provide specific pre-approval.

D. Approval by the Audit Committee for the auditor to perform any non-audit service does not require that management engage the Company's independent auditor to perform those services. Company's management may engage other third parties to perform non-audit services for which the Audit Committee has given pre-approval to be performed by the independent auditor.

E. Once the Audit Committee has given pre-approval for services to be performed by the independent auditor, the appropriate Company management may engage the auditor and execute any necessary document for the performance of non-audit services within the scope of the pre-approval.

VI. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other Audit Committee member or members. The member to whom such authority is delegated should report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee will not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor.

                                                   EXHIBIT "B"

                                          THE FIRST BANCSHARES, INC.

                                         NOMINATING COMMITTEE CHARTER

                                          THE FIRST BANCSHARES, INC.
                                         NOMINATING COMMITTEE CHARTER

I. PURPOSE: The primary purpose of the Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors (the "Board") of The First Bancshares, Inc. (the "Company"), including (a) identifying individuals qualified to become Board members, (b) recommending to the Board director nominees for the next annual meeting of stockholders, and (c) recommending to the Board certain corporate governance principles applicable to the Company relating to Board composition and operation. The Committee also provides assistance to the Board and the Chairman of the Board in the areas of Committee selection and rotation practices, evaluation of the overall effectiveness of the Board, and review and consideration of developments in corporate governance practices.

The Committee’s goal is to assure that the composition, practices and operation of the Board contribute to the effective representation of the Company’s stockholders.

II. COMMITTEE MEMBERS: The Committee shall be comprised solely of at least three but not more than five "independent directors" as that term is defined in relevant law and Nasdaq listing rules. Committee members shall be appointed and removed by the Board in its sole discretion. Unless the Board elects a Chair, the Committee shall appoint a chairman from among its members. The Committee may delegate its authority to a subcommittee or subcommittees.

III. COMMITTEE MEETINGS: The Committee will meet at least four (4) times a year, with authority to convene additional meetings as circumstances require. The Chairman or any two other members of the Committee may call a meeting of the Committee upon due notice to each other member at least forty-eight hours prior to the meeting. A majority of appointed members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee. The Committee may invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings.

IV. DUTIES AND RESPONSIBILITIES: The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the full Board.

1. Evaluate and make recommendations to the full Board concerning the number and responsibilities of the members of the Board, Board Committees, Committee assignments and Committee membership rotation practices.

2. Establish and articulate qualifications, desired background, and selection criteria for members of the Board, including independence standards, all in accordance with relevant law and Nasdaq listing rules.

3. Make recommendations to the full Board concerning all nominees for Board membership, including the evaluation and re-election of incumbent Board members.

4. On an annual basis, solicit input from the full Board and conduct a review of the effectiveness of the operation of the Board and Board Committees, including reviewing governance and operating practices of the Board.

5. Develop corporate governance principles applicable to the Company which shall address director qualification standards.

6. Evaluate annually the Committee's performance in accordance with applicable relevant law and Nasdaq listing rules.

V. ADVISORS: The Committee shall have the exclusive authority, at the expense of the Company, to retain (including authority to approve fees and other retention terms) any such firms to be used to identify director candidates, and such independent consulting, legal and other advisors as it shall deem appropriate without management approval.

VI. PERFORMANCE REVIEW: The performance of the Committee shall be evaluated annually, which evaluation may be included as a part of the Board surveys.

This Charter sets forth the responsibilities and powers of the Nominating Committee as delegated by the Board of Directors. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

                                                 EXHIBIT "C"

                                          THE FIRST BANCSHARES, INC.

                                             NOMINATING COMMITTEE
                                     SHAREHOLDER POLICIES AND PROCEDURES

It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, at the main office of the Company:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for Nominating at the Company’s annual meeting of shareholders, the recommendation must be received by the Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company’s bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

                                          PROXY SOLICITED FOR ANNUAL MEETING
                                                   OF SHAREHOLDERS OF
                                               THE FIRST BANCSHARES, INC.
                                               TO BE HELD ON MAY 27, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints David E. Johnson as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of The First
Bancshares, Inc. held of record by the undersigned on April 8, 2004, at the Annual Meeting of Shareholders
to be held on May 27, 2004, or any adjournment(s) thereof.

         IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE
DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE
MEETING.

1.       PROPOSAL to elect the seven (7) identified nominees as directors.

                    Class II                                                  Class III
                    --------                                                  ---------
            William M. Renovich, Jr.                                      David W. Bomboy, M.D.
                                                                             E. Ricky Gibson
                                                                             Fred A. McMurry
                                                                         M. Ray (Hoppy) Cole, Jr.
                                                                          Gerald Claiborne Patch
                                                                          Peeler G. Lacey, M.D.

         ( )      FOR all nominees                       ( )      WITHHOLD AUTHORITY
                  listed (except as marked to                     to vote for all nominees
                  the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below).

         -----------------------------------------------------------------------------------------------

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:
          -----------------------------------------------

Signature:
          -----------------------------------------------

Dated:                                 , 2004
         ------------------------------

                                 Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.